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                       SUPPLEMENT DATED DECEMBER 6, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2005
                     VAN KAMPEN GOVERNMENT SECURITIES FUND,
      AS PREVIOUSLY SUPPLEMENTED ON AUGUST 19, 2005 AND SEPTEMBER 22, 2005

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" is supplemented as follows:

INVERSE FLOATING RATE OBLIGATIONS

     The Fund may invest up to 10% of its net assets in "inverse floating rate obligations." Inverse floating rate obligations ("Inverse Floaters") are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse Floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. Higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause Inverse Floaters to decline in value. Inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in the prepayment rates on the related underlying mortgage assets.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   GOVTSAI 12/05